Exhibit 99.2 NOVELIS Q3 FISCAL 2020 EARNINGS CONFERENCE CALL February 11, 2020 Steve Fisher President and Chief Executive Officer Dev Ahuja Senior Vice President and Chief Financial Officer © 2020 Novelis

SAFE HARBOR STATEMENT Forward-looking statements Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward- looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward looking statements in this news release are statements about our expectation that commercial shipments from our new Guthrie, Kentucky plant will commence in the coming months. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing including in connection with potential acquisitions and investments; risks relating to, and our ability to consummate, pending and future acquisitions, investments or divestitures, including the proposed acquisition of Aleris Corporation and related divestitures; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations; breakdown of equipment and other events; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy; changes in government regulations, particularly those affecting taxes, derivative instruments, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our credit facilities and other financing agreements; and our ability to generate cash. The above list of factors is not exhaustive. Other important risk factors are included under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2019. © 2020 Novelis 2

BUSINESS HIGHLIGHTS Trailing Twelve Month ending December 31 Shipments . Strong Q3 operational and financial (kilotonnes) 3,400 performance 3,332 3,300 . Successful $1.6 billion bond 3,209 3,172 issuance 3,200 3,093 3,100 3,066 . Continued strong demand for 3,000 lightweight, recyclable aluminum flat FY16 FY17 FY18 FY19 FY20 rolled sheet across end markets Trailing Twelve Month ending December 31 Adjusted EBITDA . Organic expansion projects remain ($ millions) on track; commissioning has begun $1,500 1,446 1,330 $1,300 at Guthrie 1,188 1,070 . Committed to the Aleris acquisition $1,100 900 $900 $700 FY16 FY17 FY18 FY19 FY20 © 2020 Novelis 3

END MARKET HIGHLIGHTS Beverage Can Automotive Specialties . Overall demand trends . Continued lightweighting . Increased non-Chinese strong trends globally competition in North . Growth in emerging . Exposure to trucks, America, but steady markets SUVs, electric & demand and outlook . Package mix shift from premium vehicles . Increasing competition other substrates to . North America market with Chinese imports in aluminum and auto build rates regions outside U.S. . New beverage types remain strong . Novelis capacity released in aluminum . Europe is overall steady constraints create . Rising consumer . Signals that China opportunities for portfolio preference favors automotive market is optimization sustainable aluminum bottoming out, barring packaging coronavirus impact © 2020 Novelis 4

NEW GUTHRIE PLANT BEGINS COMMISSIONING . Greenfield Kentucky automotive finishing plant is on time and on budget . $300 million strategic capital expenditure investment substantially complete . Plant commissioning now underway . Capacity of ~200kt pre- treatment and ~100kt heat-treatment to be used in vehicle production . Customer shipments in early FY21 © 2020 Novelis 5

ALERIS ACQUISITION UPDATE . Continue to work through regulatory and closing process . European Commission approval of buyer of Aleris’ Duffel plant is the only pending item to closing the transaction . Received approval in the US; will enter arbitration with DoJ to determine our ability to acquire Aleris’ automotive plant in Lewisport, Kentucky . On December 20, 2019, received approval in China subject to divestment of Duffel plant after the closing of the Aleris acquisition . Conditional approval granted in Europe, pending EC approval of a buyer of Aleris’ automotive plant in Duffel, Belgium . Remain fully committed to completing the transaction as quickly as possible © 2020 Novelis 6

FINANCIAL HIGHLIGHTS © 2020 Novelis

Q3 FISCAL 2020 FINANCIAL HIGHLIGHTS Q3FY20 vs Q3FY19 Quarterly Adjusted EBITDA ($ millions) . Net income of $107 million 400 372 374 . Excluding tax-effected special 375 357 350 343 items*, net income of $132 million 322 325 compared to $101 million in the 300 prior year 275 . Adjusted EBITDA up 7% from 250 $322 million to $343 million . Adjusted EBITDA per ton $430 Quarterly Adjusted EBITDA per ton ($) . Sales down 10% to $2.7 billion on 475 448 448 450 12% decline in average LME 430 425 410 aluminum price and local market 403 premiums 400 375 . Total FRP Shipments flat at 797 350 kilotonnes *Tax-effected special items may include restructuring & impairment, metal price lag, gain/loss on assets held for sale, loss on extinguishment of debt, loss on sale of business, business acquisition and other integration costs. © 2020 Novelis 8

Q3 ADJUSTED EBITDA BRIDGE $ Millions 6 343 6 8 322 5 (4) Q3FY19 Volume Price/Mix Operating Cost FX SG&A, R&D and Q3FY20 Other © 2020 Novelis 9

FREE CASH FLOW AND NET LEVERAGE $ Millions YTD YTD Net Leverage ratio FY20 FY19 Net debt/TTM Adjusted EBITDA Adjusted EBITDA 1,089 1,011 5.0 Interest paid (176) (189) 4.5 4.0 Taxes paid (142) (125) 3.5 Working capital & other (288) (360) 3.0 Free cash flow before CapEx 483 337 2.5 2.3x Capital expenditures (422) (210) 2.0 Free cash flow 61 127 Prior period is adjusted to conform to current presentation . Free cash flow before capital expenditures increased 43% . YTD capital expenditures doubled YoY to $422 million, primarily to support strategic capacity expansions . Net leverage ratio further reduced to 2.3x . Strong total liquidity position $1.9 billion © 2020 Novelis 10

SUCCESSFUL BOND ISSUANCE . In January, issued $1.6 billion senior unsecured notes due 2030, at 4.75% . Proceeds used to repay $1.15 billion 6.25% senior unsecured notes due 2024, and finance portion of pending Aleris transaction . Extends debt maturity profile at attractive rates Novelis debt maturity profile ($ millions) 1,750 1,600 1,500 1,500 Floating rate term loan facility, due 2022 $1,500M ABL Revolver 1 5.875% Senior unsecured notes, due 2026 China bank loans, due 2027 New 4.75% senior unsecured notes, due 2030 29 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 1) On October 15, 2019, we amended and increased our existing $1,000 million ABL Facility by $500 million. At December 31, 2019, the ABL revolver had zero balance. © 2020 Novelis 11

SUMMARY © 2020 Novelis

SUMMARY . Record Q3 Adjusted EBITDA up 7% YoY . Strong free cash flow before capital expenditures up 43% YoY . Net leverage falling to 2.3x despite increased capital spending on strategic capacity expansions . Strategic investments to strengthen our business for the long term continue to progress . Maintain positive demand outlook for infinitely recyclable, lightweight aluminum FRP © 2020 Novelis 13

THANK YOU QUESTIONS? © 2020 Novelis

APPENDIX © 2020 Novelis

NET INCOME RECONCILIATION TO ADJUSTED EBITDA Q1 Q2 Q3 (in $ m) Q1Q2Q3Q4FY19 FY20 FY20 FY20 Net income attributable to our common shareholder 137 116 78 103 434 127 123 107 - Noncontrolling interests -------- - Income tax provision 53 64 37 48 202 63 45 49 - Interest, net 63 66 64 65 258 62 58 57 - Depreciation and amortization 86 86 88 90 350 88 88 91 EBITDA 339 332 267 306 1,244 340 314 304 - Unrealized (gain) loss on derivatives 4 (1) 6 1 10 (6) (3) (6) - Realized (gain) loss on derivative instruments not included in segment - (1) - (1) (2) 2 1 (1) income - Proportional consolidation 16 15 14 13 58 15 14 13 - (Gain) loss on sale of fixed assets 3 (1) 2 2 6 (1) (1) 1 - Restructuring and impairment, net 1-1-21323 - Metal price lag (income) expense (33) (1) 13 25 4 2 5 11 - Business acquisition and other integration costs 2 8 149 33171217 - Other, net 2452132-1 Adjusted EBITDA $334 $355 $322 $357 $1,368 $372 $374 $343 © 2020 Novelis 16

FREE CASH FLOW AND LIQUIDITY Q1 Q2 Q3 (in $ m) Q1 Q2 Q3 Q4 FY19 FY20 FY20 FY20 Cash provided by (used in) operating activities 48 162 114 404 728 57 240 167 Cash provided by (used in) investing activities (52) (291) (91) (123) (557) (149) (127) (124) Plus: Cash used in the acquisition of assets under a - 239 - - 239 - - - capital lease Less: (proceeds) outflows from sale of assets, net of - (2) - - (2) (2) (1) - transaction fees, cash income taxes and hedging Free cash flow $(4) $108 $23 $281 $408 $(94) $112 $43 Capital expenditures 54 60 96 141 351 162 138 122 “Free cash flow” consists of: (a) “net cash provided by (used in) operating activities,” (b) plus "net cash provided by (used in) investing activities” (c) plus cash used in the “Acquisition of assets under a capital lease”, and (d) less “proceeds from sales of assets and business, net of transaction fees, cash income taxes and hedging”. All prior periods presented conform to the presentation adopted for the current period. Q1 Q2 Q3 (in $ m) Q1 Q2 Q3 Q4 FY19 FY20 FY20 FY20 Cash and cash equivalents 853 829 797 950 950 859 935 1,031 Availability under committed credit facilities 1,059 907 884 897 897 870 875 838 Liquidity $1,912 $1,736 $1,681 $1,847 $1,847 $1,729 $1,810 $1,869 © 2020 Novelis 17